News Release

IREN Reports Q2 FY26 Results

\$3.6bn GPU Financing Secured for Microsoft Contract[1]

Targeted 140k GPU Expansion on Track to Deliver \$3.4bn ARR by End of CY26[2]

New 1.6GW Data Center Campus in Oklahoma

NEW YORK, February 5, 2026 (GLOBE NEWSWIRE) – IREN Limited (NASDAQ: IREN) ("IREN" or "the Company") today reported its financial results for the three months ended December 31, 2025.

Highlights

- \$3.6bn GPU financing secured for Microsoft contract[1]
  - Interest rate of <6% p.a.
  - Together with Microsoft prepayment (\$1.9bn) covers 95% of GPU-related capex
- Targeted 140k GPU expansion on track to deliver \$3.4bn ARR by end of CY26[2]
  - Horizon 1-4 construction progressing to schedule
  - British Columbia AI Cloud expansion ongoing, with ~\$0.4bn ARR now under contract for Prince George and remaining contract negotiations supporting >\$0.5bn ARR[3]
- New 1.6GW data center campus in Oklahoma
  - Increases secured grid-connected power to >4.5GW
  - Grid-studies complete, with power scheduled to ramp from 2028
  - Large scale site (2,000 acres) with low latency network connectivity

Financing

- IREN continues to strengthen its capital structure and fund growth through diversified sources:
  - Cash and cash equivalents were \$2.8bn as of January 31, 2026[4]
  - >\$9.2bn funding secured financial year to date across customer prepayments, convertible notes, GPU leasing and GPU financing
- Ongoing financing workstreams include:
  - GPU financing
  - Data center financing
  - Select corporate level initiatives

PROCEED WITH PURPOSE. 1

News Release

Q2 FY26 Financial Results

- Results reflected continued progress in the transition from Bitcoin mining to AI Cloud, with capacity increasingly allocated to higher-value AI workloads and AI Cloud revenues accelerating as deployments ramped:
  - Total revenue decreased to $184.7m (vs. Q1 FY26 $240.3m)
  - Net income (loss) of $(155.4)m (vs. Q1 FY26 $384.6m)
  - Adj. EBITDA decreased to $75.3m (vs. Q1 FY26 $91.7m)[5]
  - EBITDA of $(243.9)m (vs. Q1 FY26 $662.7m)[5]
- Net income (loss) and EBITDA were impacted by significant non-cash and non-recurring items, primarily:
  - Unrealized losses related to prepaid forwards and capped calls associated with convertible notes (vs. significant unrealized gains on such positions in Q1 FY26), together with a one-time debt conversion inducement expense, totaling $(219.2)m
  - Mining hardware impairments of $(31.8)m related to the ongoing ASIC-to-GPU transition across British Columbia
  - Stock-based compensation expense of $(58.2)m, including $(22.3)m of accelerated amortization on performance-based restricted stock units and stock options, driven by materially higher share prices exceeding defined performance thresholds
  - Partially offset by an income tax benefit primarily on the release of previously recognized deferred tax liabilities relating to the unrealized gain on financial instruments of $182.5m

Management Commentary

"Last quarter marked meaningful progress across capacity expansion, customer engagement, and capital formation, reflecting IREN's progress as a scaled AI Cloud platform," said Daniel Roberts, Co-Founder and Co-CEO of IREN.

"We are seeing the strongest demand environment to date, and importantly, that demand is being met by a proven execution capability. Over several years, we have consistently delivered data center capacity on time and at scale, and that delivery track record continues to resonate with customers who value reliability alongside performance.

With more than 4.5GW of secured power, we are able to advance a broad set of opportunities in our pipeline and support the next phase of growth. Our $3.4bn ARR target represents an early stage of monetization relative to the size of our secured power portfolio, highlighting the scale of the platform we are building."

PROCEED WITH PURPOSE. 2

PROCEED WITH PURPOSE. 3 Q2 FY26 Results Webcast & Conference Call IREN will host its Q2 FY26 results webcast and conference call at the following time: Time & Date: 5:00 p.m. Eastern Time, Thursday, February 5, 2026 Participant Registration Link Live Webcast Use this link Phone Dial-In with Live Q&A Use this link The webcast will be recorded, and the replay will be accessible shortly after the event at https://iren.com/investor/events-and-presentations

PROCEED WITH PURPOSE. 4 About IREN IREN is a leading AI Cloud Service Provider, delivering large-scale GPU clusters for AI training and inference. IREN’s vertically integrated platform is underpinned by its expansive portfolio of grid-connected land and data centers in renewable-rich regions across the U.S. and Canada. Contacts Investors ir@iren.com Media media@iren.com

PROCEED WITH PURPOSE. 5 Assumptions and Notes 1. GPU financing and applicable interest rate is subject to agreed pricing parameters, level of base interest rates, execution of definitive long form documentation and customary conditions precedent. 2. ARR of $3.4bn represents expected $1.94bn average annual revenue under Microsoft contract plus estimated $1.5bn ARR from ~63k GPU deployment at British Columbia sites, based on internal company assumptions regarding GPU models, utilization and pricing. It is not fully contracted, there can be no assurance that it will be achieved, and actual revenue may differ materially. Assumes on time delivery and commissioning of GPUs. 3. ARR under contract of $0.4bn at Prince George is calculated as GPU/hour pricing for contracted GPUs as of February 5, 2026 multiplied by 8,760 hours per year and includes annualized revenue for storage and ancillaries. ARR under contract includes amounts that are not yet revenue-generating until the relevant GPUs are delivered, commissioned, and in service. There can be no assurance that contracted GPUs will result in such hours or pricing, and actual revenue may vary materially. 4. Reflects USD equivalent, unaudited preliminary cash and cash equivalents as of January 31, 2026. 5. EBITDA and Adjusted EBITDA are non-GAAP financial measures. Refer to page 12 for a reconciliation to the nearest comparable GAAP financial measure.

PROCEED WITH PURPOSE. 6 Forward-Looking Statements This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), that involve substantial risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies and trends we expect to affect our business. These statements often include words such as “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “estimate,” “target,” “project,” “should,” “potential,” “could,” “would,” “may,” “will,” “forecast,” and other similar expressions Forward-looking statements may also be made, verbally or in writing, by members of our Board or management team. Such statements are subject to the same limitations, uncertainties, assumptions and disclaimers set out in this press release. We base these forward-looking statements or projections on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances and at such time. The forward-looking statements are subject to and involve risks, uncertainties and assumptions and you should not place undue reliance on these forward-looking statements. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our actual financial results or results of operations, and could cause actual results to differ materially from those expressed in the forward-looking statements. Factors that may materially affect such forward-looking statements include, but are not limited to: Bitcoin price and foreign currency exchange rate fluctuations; our ability to obtain additional capital on commercially reasonable terms and in a timely manner to meet our capital needs and facilitate our expansion plans; the terms of any future financing or any refinancing, restructuring or modification to the terms of any existing or future financing, which could require us to comply with onerous covenants, restrictions or guarantees, and our ability to service our debt obligations; our ability to successfully execute on our growth strategies and operating plans, including our ability to continue to develop our existing data center sites, design and deploy direct- to-chip liquid cooling systems, and diversify and expand into the market for high-performance computing (“HPC”) solutions (including the market for AI Cloud Services and potential colocation services such as powered shell, build-to-suit and turnkey data centers (collectively “HPC and AI services”)); our limited experience with respect to new markets we have entered or may seek to enter, including the market for HPC and AI services; our ability to remain competitive in dynamic and rapidly evolving industries; expectations with respect to the ongoing profitability, viability, operability, security, popularity and public perceptions of the Bitcoin network; expectations with respect to the useful life and obsolescence of hardware (including GPUs, hardware for Bitcoin mining and any current or future HPC and AI services we offer); delays, increases in costs or reductions in the supply of equipment used in our operations including as a result of tariffs and duties, and certain equipment (including GPUs, hardware for Bitcoin mining and any other hardware for any current or future HPC and AI services we offer) being in high demand due to global supply chain constraints, and our ability to secure additional hardware (including GPUs, hardware for Bitcoin mining and any other hardware for any current or future HPC and AI services we offer), on commercially reasonable terms or at all; expectations with respect to the profitability, viability, operability, security, popularity and public perceptions of any current and future HPC and AI services we offer; our ability to secure and retain customers on commercially reasonable terms or at all, particularly as it relates to our strategy to expand into markets for HPC and AI services; our ability to establish and maintain a customer base for our HPC and AI services business and customer concentration; our ability to manage counterparty risk (including credit risk) associated with any current or future customers, including customers of our HPC and AI services and other counterparties; the risk that any current or future customers, including customers of our HPC and AI services or other counterparties, may terminate, default on or underperform their contractual obligations; our ability to perform under, and observe our obligations pursuant to, contractual obligations with counterparties, including customers of our HPC and AI services; changing political and geopolitical conditions, including changing international trade policies and the implementation of wide- ranging, reciprocal and retaliatory tariffs, surtaxes and other similar import or export duties, or trade restrictions; Bitcoin global hashrate fluctuations; our ability to secure renewable energy, renewable energy certificates, power capacity, timely grid connections, facilities and sites on commercially reasonable terms or at all; delays and costs associated with, or failure to obtain or complete, permitting approvals, grid connections and other development activities customary for greenfield or brownfield infrastructure projects, including as a result of the Electric Reliability Council of Texas’s (“ERCOT”) announced amendments to the approval process for large load interconnection requests; our reliance on power, network and utilities providers, third party mining pools, exchanges, banks, insurance providers and our ability to maintain relationships with such parties; expectations regarding availability and pricing of electricity; our participation and ability to successfully participate in demand response products and services and other load management programs run, operated or offered by electricity network operators, regulators or electricity market operators; the availability, reliability and/or cost of electricity supply, hardware and electrical and data center infrastructure, including with respect to any electricity outages and any laws and regulations that may restrict the electricity supply available to us; any variance between the actual operating performance of our miner hardware achieved compared to the nameplate performance including hashrate; electricity market risks relating to changes in laws, regulations and requirements of market operators, network operators and/or regulatory bodies, including with respect to interconnection of facilities of large electrical loads to the ERCOT grid (for example, via a process that may batch multiple large load interconnection requests), grid stability, voltage ride-through, frequency ride-through and curtailment obligations; heightened complexity and additional constraints in energy markets including load ramp requirements by utilities or grid operators which may not align with our

PROCEED WITH PURPOSE. 7 planned data center development and commissioning timelines; our ability to curtail our electricity consumption and/or monetize electricity depending on market conditions, including changes in Bitcoin mining economics and prevailing electricity prices; actions undertaken or inaction by electricity network and market operators, regulators, governments or communities in the regions in which we operate, including such actions that could result in the estimated power availability at secured sites being materially less than initially expected, available too late, delayed, conditioned upon technical or operational requirements or not available in each case whether at sustainable cost or at all; the availability, suitability, reliability and cost of internet connections at our facilities; our ability to operate in an evolving regulatory environment; our ability to successfully operate and maintain our property and infrastructure; reliability and performance of our infrastructure compared to expectations; malicious attacks on our property, infrastructure or IT systems; our ability to secure connection agreements to access power sources and permits or to maintain in good standing the operating and other permits, approvals and/or licenses required for our operations, construction activities and business which could be delayed by regulatory approval processes, may not be successful or may be cost prohibitive; our ability to obtain, maintain, protect and enforce our intellectual property rights and confidential information; any intellectual property infringement and product liability claims; whether the secular trends we expect to drive growth in our business materialize to the degree we expect them to, or at all; any pending or future acquisitions, dispositions, joint ventures or other strategic transactions, including our ability to consummate any such transactions on terms favorable to the Group or at all; the occurrence of any environmental, health and safety incidents at our sites, and any material costs relating to environmental, health and safety requirements or liabilities; damage to our property and infrastructure and the risk that any insurance we maintain may not fully cover all potential exposures; settlement and termination of proceedings relating to the default under certain equipment financing facilities, ongoing securities litigation, and any future litigation, claims and/or regulatory investigations, and the costs, expenses, use of resources, diversion of management time and efforts, liability and damages that may result therefrom; our failure to comply with any laws including the anti-corruption laws of the United States and various international jurisdictions; any failure of our compliance and risk management methods; any laws, regulations and ethical standards that may relate to our business, including those that relate to data centers, HPC and AI services, Bitcoin and the Bitcoin mining industry and those that relate to any other services we offer, including laws and regulations related to data privacy, cybersecurity and the storage, use or processing of information and consumer laws; our ability to attract, motivate and retain senior management and qualified employees; increased risks to our global operations including, but not limited to, political instability, acts of terrorism, theft and vandalism, cyberattacks and other cybersecurity incidents and unexpected regulatory and economic sanctions changes, among other things; climate change, severe weather conditions and natural and man-made disasters that may materially adversely affect our business, financial condition and results of operations; public health crises, including an outbreak of an infectious disease and any governmental or industry measures taken in response; damage to our brand and reputation; evolving stakeholder expectations and requirements relating to environmental, social or governance (“ESG”) issues or reporting, including actual or perceived failure to comply with such expectations and requirements; volatility with respect to the market price of our ordinary shares (“Ordinary shares”); that we do not currently pay any cash dividends on our Ordinary shares, and may not in the foreseeable future and, accordingly, your ability to achieve a return on your investment in our Ordinary shares will depend on appreciation, if any, in the price of our Ordinary shares; and other important factors discussed under “Part 1. Item 1.A. Risk Factors” in our Annual Report on Form 10-K for the year ended June 30, 2025 and “Part II. Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, as such factors may be updated from time to time in our other filings with the SEC, accessible on the SEC's website at www.sec.gov and the Investor Relations section of IREN's website at https:// investors.iren.com. The foregoing list of factors is not exhaustive and does not necessarily include all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. These and other important factors could cause actual results to differ materially by the forward-looking statements made in this press release. Any forward-looking statement that IREN makes in this press release speaks only as of the date of such statement. Except as required by law, IREN disclaims any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures This press release refers to certain measures that are not recognized under GAAP and do not have a standardized meaning prescribed by GAAP. IREN uses non-GAAP measures including “EBITDA” and “Adjusted EBITDA,” and “Adjusted EBITDA margin,” (each as defined below) as additional information to complement GAAP measures by providing further understanding of the Company’s operations from management’s perspective. EBITDA is defined as net income (loss), excluding income tax (expense) benefit, finance expense, interest income and depreciation and amortization, which are important components of our net income (loss). Further, “Adjusted EBITDA” also excludes stock based compensation, foreign exchange gain (loss), impairment of assets, certain other non-recurring income, gain (loss) on disposal of property, plant and equipment, unrealized fair value gain (loss) on financial instruments, debt conversion inducement expense, gain (loss) on partial extinguishment of financial liabilities, increase (decrease) in fair value of assets held for sale and certain other expense items. “Adjusted EBITDA margin” is defined as Adjusted EBITDA divided by revenue.

PROCEED WITH PURPOSE. 8 Beginning in the fiscal year ended June 30, 2026, the Company has changed its definition of Adjusted EBITDA to exclude debt conversion inducement expense. This is a change from the presentation of Adjusted EBITDA in prior periods, and these adjustments did not have any impact on the calculation of Adjusted EBITDA in prior periods. The reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are shown in the Appendix hereto.

PROCEED WITH PURPOSE. 9 Consolidated Balance Sheet US$m As of December 31, 20251 As of September 30, 2025 Assets Cash and cash equivalents 3,260.6 1,032.3 Accounts receivable, net 9.6 24.1 Deposits and prepaid expenses 55.3 53.3 Derivative assets - 2.9 Income taxes receivable - - Assets held for sale 20.1 - Other assets and other receivables 37.8 11.4 Total current assets 3,383.4 1,124.0 Property, plant and equipment, net 3,170.5 2,115.4 Intangible assets, net 107.6 - Operating lease right-of-use asset, net 1.3 1.4 Deposits and prepaid expenses 148.8 30.5 Financial assets - 681.4 Derivative assets 215.7 314.4 Other non-current assets 0.3 0.3 Total non-current assets 3,644.2 3,143.4 Total assets 7,027.6 4,267.4 Liabilities Accounts payable and accrued expenses 576.3 151.9 Operating lease liability, current portion 0.4 0.4 Finance lease liability, current portion 61.9 - Deferred revenue 6.8 1.1 Income taxes payable 0.8 0.1 Other liabilities, current portion 36.1 50.2 Total current liabilities 682.1 203.7 Operating lease liability, less current portion 0.9 1.0 Finance lease liability, less current portion 94.1 - Convertible notes payable 3,685.3 964.2 Deferred revenue, less current portion 39.8 22.2 Deferred tax liabilities 8.1 195.4 Income taxes payable, less current portion 2.3 2.0 Other liabilities, less current portion 3.8 2.7 Total non-current liabilities 3,834.3 1,187.5 Total liabilities 4,516.4 1,391.2 Stockholders' equity 2,511.2 2,876.2 Total stockholders' equity 2,511.2 2,876.2 Total liabilities and stockholders' equity 7,027.6 4,267.4 1) For further detail, see our unaudited condensed consolidated financial statements for the quarter ended December 31, 2025, included in our Form 10-Q filed with the SEC on February 5, 2026.

PROCEED WITH PURPOSE. 10 Consolidated Statement of Operations US$m Quarter ended Quarter ended December 31, 20251 September 30, 2025 Revenue Bitcoin Mining Revenue 167.4 233.0 AI Cloud Services Revenue 17.3 7.3 Total Revenue 184.7 240.3 Cost of revenue (exclusive of depreciation and amortization) Bitcoin Mining (63.4) (80.0) AI Cloud Services (2.4) (0.7) Total cost of revenue (65.8) (80.7) Operating (expenses) income Selling, general and administrative expenses (100.8) (138.4) Depreciation and amortization (99.2) (85.2) Impairment of assets (31.8) (16.3) Gain (loss) on disposal of property, plant and equipment 0.0 (0.0) Other operating expenses (5.5) - Other operating income 1.8 3.8 Total operating (expenses) income (235.3) (236.0) Operating (loss) income (116.4) (76.4) Other (expense) income: Finance expense (10.7) (9.3) Interest income 15.8 7.1 Increase (decrease) in fair value of assets held for sale (6.4) - Realized gain (loss) on financial instruments (2.9) (5.8) Unrealized gain (loss) on financial instruments (107.4) 665.0 Debt conversion inducement expense (111.8) - Foreign exchange gain (loss) 1.9 (5.4) Other non-operating income - - Total other (expense) income (221.5) 651.7 Income (loss) before taxes (337.9) 575.3 Income tax (expense) benefit 182.5 (190.7) Net income (loss) (155.4) 384.6 1) For further detail, see our unaudited condensed consolidated financial statements for the quarter ended December 31, 2025, included in our Form 10-Q filed with the SEC on February 5, 2026.

PROCEED WITH PURPOSE. 11 Consolidated Statement of Cashflows US$m Quarter ended Quarter ended December 31, 20251 September 30, 2025 Cash flow from operating activities Net income (loss) (155.4) 384.6 Adjustments to reconcile net income (loss) to net cash from (used in) operating activities: Depreciation and amortization 99.2 85.2 Impairment of assets 31.8 16.3 Increase (decrease) in fair value of assets held for sale 6.4 - Realised (gain) loss on financial instruments 2.9 5.8 Unrealised (gain) loss on financial instruments 107.4 (665.0) Debt conversion inducement expense 111.8 - (Gain) loss on disposal of property, plant and equipment (0.0) 0.0 Foreign exchange loss (gain) 5.5 2.2 Stock-based compensation expense 58.2 72.4 Amortization of debt issuance costs 2.0 1.3 Changes in assets and liabilities: Accounts receivable and other receivables (11.9) (13.1) Other assets 0.0 0.2 Tax related receivables (2.6) 2.6 Tax related liabilities (180.3) 187.9 Accounts payable and accrued expenses (12.5) 3.5 Other liabilities (13.0) 48.7 Deferred revenue 23.3 22.5 Prepayments and deposits (1.1) (12.6) Operating lease liabilities (0.1) (0.0) Net cash from (used in) operating activities 71.6 142.4 Investing activities Payments for property, plant and equipment net of hardware (539.7) (180.3) Payments for computer hardware (179.4) (100.3) Payments for Intangible Assets (107.6) - Payments for prepayments and deposits (14.1) (0.3) Deposits paid for right of use assets (10.1) - Net cash from (used in) investing activities (850.9) (280.9) Financing activities Proceeds from the issuance of Ordinary shares 1,632.4 618.4 Payment for induced conversion of convertible notes (1623.5) - Payment of offering costs for the issuance of Ordinary shares - (18.5) Proceeds from loan funded shares 0.1 0.6 Proceeds from exercise of options - 6.6 Proceeds from convertible notes 3,299.6 - Payment of capped call transactions (252.3) - Payment of borrowing transaction costs (48.8) (0.9) Repayment of lease liabilities - - Net cash from (used in) financing activities 3,007.5 606.1 Net increase (decrease) in cash and cash equivalents 2,228.2 467.6 Cash and cash equivalents at the beginning of the financial year 1,032.3 564.5 Effects of exchange rate changes on cash and cash equivalents 0.1 0.1 Cash and cash equivalents at the end of the financial year 3,260.6 1,032.3 1) For further detail, see our unaudited condensed consolidated financial statements for the quarter ended December 31, 2025, included in our Form 10-Q filed with the SEC on February 5, 2026.

PROCEED WITH PURPOSE. 12 Non-GAAP Metric Reconciliation Adjusted EBITDA Reconciliation (US$m) Quarter ended December 31, 2025 Quarter ended September 30, 2025 Net income (loss) (155.4) 384.6 Net income (loss) Margin1 (84)% 160% Income tax expense (benefit) (182.5) 190.7 Income (loss) before tax (337.9) 575.3 Finance expense 10.7 9.3 Interest income (15.8) (7.1) Depreciation and amortization 99.2 85.2 EBITDA (243.9) 662.7 Reconciliation to consolidated statement of operations Add/(deduct): Unrealized (gain) loss on financial instruments 107.4 (665.0) Stock-based compensation expense 58.2 72.4 Impairment of assets 31.8 16.3 (Gain) loss on disposal of property, plant and equipment (0.0) 0.0 (Increase) decrease in fair value of assets held for sale 6.4 - Debt conversion inducement expense2 111.8 - Foreign exchange (gain) loss (1.9) 5.4 Other expense items3 5.5 - Adjusted EBITDA 75.3 91.7 Adjusted EBITDA Margin4 41% 38% 1) Net Income Margin is calculated as Net Income divided by Total Revenue. 2) Debt conversion inducement expense relating to the induced conversion of a portion of the 2030 Convertible Notes and 2029 Convertible Notes. 3) Other expenses include a one-time liquidation payment incurred in August 2024 resulting from the transition to spot pricing at the Group’s site at Childress, the reversal of the unrealized loss recorded on fixed price contracted amounts outstanding at June 30, 2024, a litigation related settlement provision, loss on theft of mining hardware in transit, one-off professional fees incurred in relation to litigation matters, and transaction costs incurred on entering the capped call transactions in conjunction with the issuance of the convertible notes. 4) Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by Total Revenue.